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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported) February 20, 2003

                           ENZON PHARMACEUTICALS, INC.
                           ---------------------------
             (Exact name of registrant as specified in its charter)

   Delaware                             0-12957                    22-2372868
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(State or other jurisdiction of       (Commission                 (IRS Employer
incorporation)                        File Number)               Identification)


                685 Route 202/206, Bridgewater, New Jersey 08807
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               (Address of principal executive offices) (Zip Code)

       (Registrant's telephone number, including area code: (908) 541-8600
                                                            --------------


                                   ENZON, INC.
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          (Former name or former address, if changed since last report)

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Item 5. Other Events

        On February 20, 2003, Enzon Pharmaceuticals, Inc. ("Enzon") and NPS Pharmaceuticals, Inc. ("NPS") announced that they had entered into an Agreement and Plan of Reorganization, dated as of February 19, 2003 (the "Merger Agreement"), which sets forth the terms and conditions of the proposed merger of equals (the "Merger") of NPS and Enzon. Pursuant to the Merger Agreement, a subsidiary ("NPS Merger Sub") of a newly organized Delaware corporation ("Holdco") will merge (the "NPS Merger") with and into NPS, with NPS surviving as a wholly owned subsidiary of Holdco, and Enzon will merge (the "Enzon Merger") with and into another subsidiary ("Enzon Merger Sub") of Holdco , with Enzon Merger Sub surviving as a wholly owned subsidiary of Holdco.

        The Merger is intended to qualify as a reorganization within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended. Consummation of the Merger is subject to various conditions, including the approval by both Enzon's and NPS's stockholders and the receipt of required regulatory approvals. A copy of the Merger Agreement is included herein as
Exhibit 2.1.

        Concurrently with the execution of the Merger Agreement, and in consideration thereof, (i) certain stockholders of Enzon entered into individual agreements with NPS (collectively the "NPS Voting Agreement") whereby each such stockholder agreed to vote all of the shares of the common stock of Enzon beneficially owned by such stockholder in favor of approval and adoption of the Merger Agreement and approval of the Enzon Merger and certain related matters and (ii) certain stockholders of NPS entered into individual agreements with Enzon (collectively the "Enzon Voting Agreement") whereby each such stockholder agreed to vote all of the shares of the common stock of NPS beneficially owned by such stockholder in favor of approval and adoption of the Merger Agreement and approval of the NPS Merger and certain related matters. A copy of the form of each of the NPS Voting Agreement and the Enzon Voting Agreement are included herein as Exhibit 99.1 and Exhibit 99.2, respectively.

        The Merger Agreement, the NPS Voting Agreement, the Enzon Voting Agreement and the joint press release are incorporated herein by reference into this Item 5 and the foregoing description of such documents and the transactions contemplated therein are qualified in their entirety by reference to such exhibits.

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Item 7. Exhibits

(c) Exhibits. The following exhibits are filed herewith:

2.1 Agreement and Plan of Reorganization by and among NPS Pharmaceuticals, Inc., Enzon Pharmaceuticals, Inc., Momentum Merger Corporation,
         Newton Acquisition Corp., and Einstein Acquisition Corp., dated as of February 19, 2003.
99.1 Form of Voting Agreement between NPS Pharmaceuticals and certain stockholders of Enzon Pharmaceuticals, Inc.
99.2 Form of Voting Agreement between Enzon and certain stockholders of NPS Pharmaceuticals, Inc.
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Item 9. Regulation FD Disclosure


         NPS Pharmaceuticals, Inc. (Nasdaq: NPSP) and Enzon Pharmaceuticals, Inc. (Nasdaq: ENZN) announced today that they have signed a definitive agreement to a merger of equals in a stock-for-stock transaction with a value of approximately $1.6 billion. Under terms of the agreement, each Enzon shareholder will receive 0.7264 shares of the new company's common stock for each Enzon share owned. Each NPS shareholder will receive 1.00 share for each NPS share owned. The combination will create a powerful, integrated biotechnology company featuring demonstrated research capabilities, extensive drug development and manufacturing expertise, an innovative product pipeline, established commercial infrastructure, and a strong and growing revenue base.

         NPS and Enzon will combine management and scientific talent to create a new biotechnology leader. The new company will have one of the industry's deepest and most innovative drug discovery and development pipelines addressing opportunities in areas of unmet therapeutic need, combined with a number of powerful revenue generators and over $300 million of cash. The company will be headquartered in Bridgewater, New Jersey, and will maintain major research, development and manufacturing facilities in Salt Lake City, Utah; Toronto, Canada; Indianapolis, Indiana, and additional locations in New Jersey. Dr. Hunter Jackson, currently the Chairman, President and CEO of NPS, will serve as Executive Chairman of the new company, and Arthur J. Higgins, Enzon's Chairman, President and CEO, will serve as the new company's Chief Executive Officer. Teams from both companies have begun planning the post-merger integration process, which will include introducing a new name.

                                                                               1
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                                     [LOGO]

         "Combining NPS's tremendous research and development capabilities with Enzon's commercial and operating expertise will empower us to create a truly integrated team addressing all aspects of operations. Our combined strength will enable us to maximize success across a broad range of opportunities," said Dr. Jackson. Mr. Higgins added, "Our new entity will possess all of the necessary elements to emerge as a new biotechnology leader. With a high-potential product pipeline, a growing revenue base, and a commitment to disciplined execution, we are positioned for sustainable growth and expect to reach profitability in 2006 or before."

                                Marketed Products

         Building on its established commercial organization, including a hospital-based sales force and a focused specialty oncology sales team, the newly formed company will immediately benefit from estimated revenues of approximately $200 million for the year ending December 31, 2003. Company revenues will be driven by four internally marketed products, as well as free cash flow due to royalties on PEG-INTRON(R). The line-up of marketed products includes:

         o PEG-INTRON: a longer-acting form of INTRON(R) A (interferon alfa-2b, recombinant) is used in the treatment of chronic hepatitis C. This product uses proprietary PEG technology developed by Enzon and is marketed by Schering- Plough.

         o ABELCET(R): an antifungal used in hospitals to treat patients with invasive fungal infections related to cancer, organ transplantation and other conditions.

         o ONCASPAR(R): a PEG-enhanced version of a naturally occurring enzyme called L-asparaginase used in conjunction with other chemotherapeutics to treat patients with acute lymphoblastic leukemia.

                                     [LOGO]

         o DEPOCYT(R): an injectable chemotherapeutic for the treatment of patients with lymphomatous meningitis.

         o ADAGEN(R): a PEG-enhanced enzyme replacement therapy that is used for the treatment of severe combined immunodeficiency disease, or SCID, also known as the "Bubble Boy Disease."

         Its revenue stream, in combination with a strong cash position, will create the unusual but invaluable flexibility to selectively choose how it commercializes its late stage pipeline, and optimizes the value of its product development opportunities.

                               Pipeline Highlights

         A distinguishing characteristic of the company is its combined pipeline addressing significant unmet medical needs, including:

         o Two Phase III programs: PREOS(TM) for the treatment of osteoporosis, and cinacalcet HCl, which is being developed by Amgen for the treatment of secondary hyperparathyroidism.

         o Three Phase II programs: PROTHECAN(R) for various solid tumors; ALX-0600 for Short Bowel Syndrome and other gastrointestinal disorders; and cinacalcet HCl for primary hyperparathyroidism.

         o Over 10 specific early stage programs addressing unmet medical needs in endocrinology, immunology, oncology, neurology, and gastroenterology. Upon completion of the merger, the candidate portfolio will be reviewed and resources will be focused on the most promising programs.

                               Research Expertise

         Scientifically, the new company will emphasize and build on its talents and experience in discovery research. Proven research platforms of the combined company will include small molecule discovery efforts targeting calcium receptors, metabotropic glutamate receptors (mGluRs), and other G-protein coupled receptors, plus technology to attach polyethylene glycol, or PEG, to therapeutic molecules, and the SCA (single-chain antibody) program. Work in these areas has led to a number of proprietary opportunities and joint research programs, which will continue to be pursued by the new company. On-going collaborations include calcilytics with GlaxoSmithKline, mGluRs with AstraZeneca, drug delivery with Nektar Therapeutics and SkyePharma, and SCA with Micromet. The goal of the new company's focus on discovery research is to move a continuing stream of new product candidates into clinical development.

                                                                               3
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                                     [LOGO]

                                 The Transaction

         The merger agreement has been unanimously approved by the boards of directors of both companies, and is subject to certain closing conditions, including approval by the shareholders of NPS and Enzon. Upon closing, which is expected in June 2003, the board of directors will be composed of six individuals from NPS's board and four from Enzon's, including both Dr. Jackson and Mr. Higgins.

         In the transaction, Morgan Stanley advised NPS and SG Cowen advised Enzon.

         Dr. Jackson and Mr. Higgins will discuss the proposed merger with analysts and investors in a webcasted conference call at 10:00 a.m. EST. Interested parties can join the webcast at www.videonewswire.com/newco/022003, or dial into the conference call at 800-231-5571, locally, or 973-582-2703, internationally.

         NPS Pharmaceuticals discovers, develops and intends to commercialize small molecules and recombinant proteins as drugs, primarily for the treatment of bone and mineral, metabolic, gastrointestinal, and central nervous system disorders.

         Enzon Pharmaceuticals is a biopharmaceutical company dedicated to the discovery, development and commercialization of therapeutics to treat life-threatening diseases. The company has developed three marketed products, including PEG-INTRON, marketed by Schering-Plough. Enzon's product-focused strategy includes an extensive drug development program that leverages the Company's PEG modification and single-chain antibody (SCA(R)) technologies. Internal research and development efforts are complemented by strategic transactions that provide access to additional products, projects and technologies. Enzon has several drug candidates in various stages of development, independently and with partners.

                                                                               4
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                                     [LOGO]

      Cautionary Statement For The Purpose Of The "Safe Harbor" Provisions
             Of The Private Securities Litigation Reform Act Of 1995

         This press release contains forward-looking statements within the meaning of the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995. These statements are based on management's current expectations and beliefs and are subject to a number of factors and uncertainties that could cause actual results to differ materially from those described in the forward-looking statements. The forward-looking statements contained in this presentation include statements about future financial and operating results and the proposed NPS/Enzon merger. These statements are not guarantees of future performance, involve certain risks, uncertainties and assumptions that are difficult to predict, and are based upon assumptions as to future events that may not prove accurate. Therefore, actual outcomes and results may differ materially from what is expressed herein. For example, if either of the companies do not receive required stockholder or governmental approvals or fail to satisfy other conditions to closing, the transaction will not be consummated. In any forward-looking statement in which NPS or Enzon expresses an expectation or belief as to future results, such expectation or belief is expressed in good faith and believed to have a reasonable basis, but there can be no assurance that the statement or expectation or belief will result or be achieved or accomplished. The following factors, among others, could cause actual results to differ materially from those described in the forward-looking statements: the risk that the NPS and Enzon businesses will not be integrated successfully; costs related to the proposed merger, failure of the NPS or Enzon stockholders to approve the proposed merger; and other economic, business, competitive and/or regulatory factors affecting NPS' and Enzon's businesses generally as set forth in NPS's and Enzon's filings with the SEC, including their Annual Reports on Form 10-K for their respective most recent fiscal years, especially in the Management's Discussion and Analysis section, their most recent Quarterly Reports on Form 10-Q and their Current Reports on Form 8-K. NPS and Enzon are under no obligation to (and expressly disclaim any such obligation to) update or alter their forward-looking statements whether as a result of new information, future events or otherwise.

                                                                               5
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                                      [LOGO]

                                       ***

                   Additional Information And Where To Find It

         In connection with the proposed NPS/Enzon merger, NPS, Enzon and Momentum Merger Corporation (which will be renamed by NPS and Enzon in connection with the proposed merger) intend to file a joint proxy statement/prospectus with the Securities and Exchange Commission (the "SEC") in connection with the transaction described herein. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE JOINT PROXY STATEMENT/PROSPECTUS WHEN IT BECOMES AVAILABLE BECAUSE IT WILL CONTAIN IMPORTANT INFORMATION ABOUT THE TRANSACTION DESCRIBED HEREIN. Investors and security holders may obtain a free copy of the joint proxy statement/prospectus (when it is available) and other documents filed by NPS and Enzon with the SEC at the SEC's web site at www.sec.gov or by contacting NPS at 801-583-4939 and through NPS's website at www.npsp.com, or by contacting Enzon at 908-541-8678 and through Enzon's website at www.enzon.com.

         NPS and its directors and executive officers may be deemed to be participants in the solicitation of proxies from the stockholders of NPS and Enzon in connection with the transaction described herein. Information regarding the special interests of these directors and executive officers in the transaction described herein will be included in the joint proxy statement/prospectus described above. Additional information regarding these directors and executive officers is also included in NPS' proxy statement for its 2002 Annual Meeting of Stockholders, which was filed with the SEC on or about April 19, 2002. This document is available free of charge at the SEC's web site at www.sec.gov or by contacting NPS at 801-583-4939 and through NPS' website at [www.npsp.com]

         Enzon and its directors and executive officers also may be deemed to be participants in the solicitation of proxies from the stockholders of Enzon and NPS in connection with the transaction described herein. Information regarding the special interests of these directors and executive officers in the transaction described herein will be included in the joint proxy statement/prospectus described above. Additional information regarding these directors and executive officers is also included in Enzon's proxy statement for its 2002 Annual Meeting of Stockholders, which was filed with the SEC on or about October 28, 2002. This document is available free of charge at the SEC's web site at www.sec.gov or by contacting Enzon at 908-541-8678.

                                       ###

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Dated:  February 21, 2003


                                                  By:   /s/ Kenneth J. Zuerblis
                                                     ---------------------------
                                                   Kenneth J. Zuerblis
                                                   Vice President, Finance and
                                                   Chief Financial Office


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                                  EXHIBIT INDEX


Exhibit
Number                            Description
-------                           -----------

2.1 Agreement and Plan of Reorganization by and among NPS Pharmaceuticals, Inc., Enzon Pharmaceuticals, Inc., Momentum Merger Corporation,
         Newton Acquisition Corp., and Einstein Acquisition Corp., dated as of February 19, 2003.
99.1 Form of Voting Agreement between NPS Pharmaceuticals and certain stockholders of Enzon Pharmaceuticals, Inc.
99.2 Form of Voting Agreement between Enzon and certain stockholders of NPS Pharmaceuticals, Inc.